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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JULY 9, 1997
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                         ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                    0-27756                 13-3648318
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


     25 SCIENCE PARK, NEW HAVEN, CT                        06511
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:       (203) 776-1790
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On July 9, 1997, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C) EXHIBITS.

     99. Press Release dated July 9, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALEXION PHARMACEUTICALS, INC.

Date: July 10, 1997                    By: /s/ LEONARD BELL, M.D.
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                                       Name:  Leonard Bell, M.D.
                                       Title: President, Chief Executive
                                              Officer, Secretary and Treasurer